1 Nasdaq: VTVT Improving the Lives of Millions of People Living with Type 1 Diabetes January 2025

2 THE STATEMENTS MADE IN THIS PRESENTATION AND THE ACCOMPANYING ORAL COMMENTARY MAY INCLUDE FORWARD-LOOKING STATEMENTS REGARDING (I) THE DIABETES MARKET AND OTHER MARKETS, (II) THE DEVELOPMENT, CLINICAL TRIAL PROCESS, REGULATORY APPROVAL PROCESS AND ATTRIBUTES OF INVESTIGATIONAL AND MARKETED PRODUCTS TO TREAT THESE DISEASES AND OTHER CONDITIONS, (III) THE ECONOMIC POTENTIAL OF THOSE PRODUCTS AND (IV) THE FUTURE OPERATIONS, FUND-RAISING ACTIVITIES, EXPENDITURES, OPPORTUNITIES, AND FINANCIAL PERFORMANCE OF VTV THERAPEUTICS INC. FORWARD-LOOKING STATEMENTS INCLUDE ALL STATEMENTS THAT ARE NOT HISTORICAL FACTS AND CAN BE IDENTIFIED BY TERMS SUCH AS “ANTICIPATES,” “BELIEVES,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” PREDICTS,” “PROJECTS,” “SEEKS,” “SHOULD,” “TARGET,” “WILL,” “WOULD” OR SIMILAR EXPRESSIONS AND THE NEGATIVES OF THOSE TERMS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY ESTIMATES BASED UPON THE INFORMATION AVAILABLE TO VTV THERAPEUTICS INC. (OR THE PARTY PREPARING SUCH FORWARD-LOOKING STATEMENTS) AS OF THE DATE OF THIS PRESENTATION. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER IMPORTANT FACTORS SUCH THAT ACTUAL FUTURE OPERATIONS, OPPORTUNITIES, PRODUCT DEVELOPMENT PROCESSES AND OUTCOMES, CLINICAL TRIAL PROCESSES AND OUTCOMES, REGULATORY APPROVAL PROCESSES AND OUTCOMES, ECONOMIC PERFORMANCE OF PRODUCTS, FUND-RAISING ACTIVITIES AND FINANCIAL PERFORMANCE MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED IN THESE FORWARD-LOOKING STATEMENTS. THESE RISKS, UNCERTAINTIES, AND OTHER FACTORS, WHICH MAY NOT BE WITHIN OUR CONTROL, ARE DISCUSSED IN MORE DETAIL IN OUR QUARTERLY, ANNUAL AND CURRENT REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, UNDER THE CAPTIONS, “RISK FACTORS,” “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” THEREFORE, YOU SHOULD READ THIS PRESENTATION IN CONJUNCTION WITH SUCH MEANINGFUL CAUTIONARY STATEMENTS. UNDUE RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. EXCEPT AS REQUIRED BY LAW, WE EXPRESSLY DISCLAIM ANY RESPONSIBILITY TO PUBLICLY UPDATE OR REVISE OUR FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. ALL FORWARD- LOOKING STATEMENTS CONTAINED HEREIN ARE QUALIFIED IN THEIR ENTIRETY BY THE FOREGOING CAUTIONARY STATEMENTS. THIS PRESENTATION IS BEING PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SALE OF (OR THE SOLICITATION OF AN OFFER TO BUY) ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES. BY ACCEPTING THIS PRESENTATION, YOU ACKNOWLEDGE AND AGREE THAT (I) YOU WILL NOT RELY ON THIS PRESENTATION FOR MAKING ANY INVESTMENT DECISION WITH RESPECT TO ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES, AND (II) ANY INVESTMENT DECISION MADE BY YOU WITH RESPECT TO ANY SUCH SECURITIES WILL BE BASED SOLELY ON AN OFFERING DOCUMENT RELATING TO SUCH SECURITIES (IF ANY), INCLUDING THE INFORMATION INCORPORATED BY REFERENCE THEREIN.

3 Pioneering Oral Drugs for Challenging Targets to Help Treat Diverse Chronic Diseases Advancing late-stage cadisegliatin program for type 1 diabetes Partnerships for potential additional upside and shareholder value

4 Experienced Leadership with Decades of Life Sciences Expertise Martin Lafontaine Chief Commercial Officer Thomas Strack, MD Chief Medical Officer Steven Tuch Chief Financial Officer Rich Nelson Chief Business Officer Paul Sekhri Chair, President & CEO Carmen Valcarce, PhD Chief Scientific Officer Dan Kirby SVP Strategic Ops

5 Cadisegliatin: Late-Stage Clinical Development Product Indication Pre-clinical Phase I Phase II Phase III* Next Key Milestone Partners + Regions Cadisegliatin (TTP399) GK Activator Type 1 Diabetes Topline Ph 3 data Partnership with G42 Healthcare to advance cadisegliatin as an adjunct therapy to insulin for people living with Type 2 diabetes Cadisegliatin is under investigation and the safety and efficacy has not been established. There is no guarantee that this product will receive health authority approval or become commercially available for the use being investigated *Currently on FDA clinical hold following discovery of a chromatographic signal in a human ADME study

6 Cadisegliatin: Potential to be First Oral Adjunct Therapy for T1D Novel oral liver selective glucokinase activator in development to reduce hypoglycemia and improve glycemic control vs. insulin alone 1: Akturk HK, et al., T1D Exchange Quality Improvement Collaborative; Factors Associated With Improved A1C Among Adults With Type 1 Diabetes in the United States. Clin Diabetes 2 January 2023; 41 (1): 76– 80. https://doi.org/10.2337/cd22-0067; 2: American Diabetes Association Standards of Care in Diabetes – 2023; 3: Internal studies – data on file; 4: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8 ~80% of 1.6M Americans living with T1D fail to achieve target blood glucose control with current SOC1 Hypoglycemia is often the major barrier to glycemic control2 Dosed in 500+ subjects to date3 Positive impact on hypoglycemia and HbA1c4 Phase 3 trial* initiated Q2 2024 FDA Breakthrough Designation *Working to resolve an FDA clinical hold on cadisegliatin program following discovery of a chromatographic signal in human ADME study Targets High Unmet Needs Derisked by Ph1 and Ph2 Data In Late-Stage Development

7 The Challenge: Lowering Blood Glucose to Target While Preventing Hypoglycemia ~80% fail to achieve ADA HbA1c target of <7.0%1 1: Akturk HK, et al., T1D Exchange Quality Improvement Collaborative; Factors Associated With Improved A1C Among Adults With Type 1 Diabetes in the United States. Clin Diabetes 2 January 2023; 41 (1): 76–80. https://doi.org/10.2337/cd22-0067; 2: American Diabetes Association Standards of Care in Diabetes 2024 Insulin The pharmacological standard of care with a narrow therapeutic window Hypoglycemia Often the major limiting factor in the glycemic management of patients with T1D2 Hypoglycemia Hyperglycemia Bl oo d G lu co se m g/ dL 12 am 12 pm 12 am 180 70 500+

8 Patients globally with T1D, growing 3.5% annually1 9.4 M Annual gross sales opportunity globally with T1D2 $3 - 5 B T2D global population Upside High Level Business Opportunity with Expansion Potential into Type 2 Diabetes 1: T1D Index 2: Internal company analysis - data on file Large Established Markets

9 Cadisegliatin: Liver-Selective Glucokinase Activator Glucokinase regulates glucose metabolism in liver and pancreatic β-cells Pancreas Lowers threshold for insulin production Triggers storage of glucose as glycogen Rapid decline in blood sugar Induces Hypoglycemia Reduces elevated blood sugar; glucose released when needed Glucokinase Activation Liver Reduces Hypoglycemia Cadisegliatin

10 Increased hypoglycemia1 Historical Limitations Elevated lipids1 Liver toxicity1 Reduction in hypoglycemia2 GK: glucokinase GKRP: glucokinase regulatory protein; 1: Ren et al., Glucokinase as an emerging antidiabetes target and recent progress in the development of its agonists, J. of Enzyme Inhibition and Medicinal Chemistry, 37:1 606-615, DOI : 10.1080/14756366.2021.2025362; 2. : Vella A, et al. Targeting hepatic glucokinase to treat diabetes with TTP399, a hepatoselective glucokinase activator. Science translational medicine. 2019 Jan 16;11(475):eaau3441 Cadisegliatin is in Development to Overcome Limitations of Past Approaches No impact on lipids likely due to preservation of GK-GKRP interaction2 Cadisegliatin’s Goals Loss of efficacy over time1 Maintain efficacy2 Absence of liver toxicity2

11 In Non-Diabetic People, the Liver Acts as a Reservoir for Glucose with Insulin and Glucokinase being Key Gatekeepers Glucokinase When blood sugar is high Glucokinase, in presence of insulin, converts some glucose into glycogen for storage Insulin Glucose When blood sugar is low Glycogen reserves are broken down into glucose for release Glycogen Portal Vein

12 With Type 1 Diabetes and Only Low Levels of Insulin Reaching the Liver, Glucokinase Activity Is Impaired Glucokinase When blood sugar is high Glucokinase activity is diminished due to low insulin in the liver, reducing glycogen storage When blood sugar is low Insufficient glycogen reserves to maintain glucose homeostasis Hypoglycemia Patient must take exogenous insulin Glucose Portal Vein

13 Cadisegliatin, as a Glucokinase Activator, Reactivates Innate Glucose- Regulating Capacity of the Liver Even in the Absence of Increased Insulin Levels When blood sugar is high Glucokinase is activated despite lower insulin levels When blood sugar is low Glycogen reserves available to prevent hypoglycemia Portal Vein cadisegliatin Glucokinase

14 SimpliciT1 Phase 2 Study in T1D1 Insulin Withdrawal Study in T1D1 AGATA Phase 2 Study in T2D2 No increased risk of ketoacidosis vs. insulin alone Despite short treatment for only 7-10 days: • Improved fasting plasma glucose levels • Fewer hypoglycemic events 50% fewer symptomatic hypoglycemic episodes (p<0.04) and no ketoacidosis Reduction of HbA1c by 0.36 vs. insulin alone (p < 0.001) 40% of cadisegliatin treated patients had reductions of total daily insulin dose and HbA1c (by 0.41%) vs. insulin alone Reduction of HbA1c by 0.9% vs. metformin (p < 0.01) No difference to metformin with regards to hypoglycemia or hyperlipidemia over 6 months Proof-of-Concept Data for Cadisegliatin in T1D and T2D 1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8; 2: Diabetes Obes Metab. 2022 August ; 24(8): 1439–1447. doi:10.1111/dom.14697 N = 100; US Study N = 23; US Study N = 190; US Study

15 Randomized, Double-Blind, Placebo Controlled 2-Part Study of ~100 patients. A total of 49 patients in the treatment groups received 800mg daily of cadisegliatin. Fewer Hypoglycemic Events Cadisegliatin Significantly Reduced Hypoglycemia and HbA1c v. Insulin Alone1 SimpliciT1 Phase 2 Trial in patients with T1D 1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8 Improved Glycemic Control

16 No Observed Increased Risk of Ketoacidosis with Cadisegliatin vs. Insulin Alone1 SimpliciT1 Phase 2 Trial in patients with T1D Abnormal Ketones > 0.4 mmol/L Abnormal Ketones > 0.6 mmol/L 1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8

17 Cadisegliatin was Well-Tolerated Across People Living with T1D or T2D1,2 1: Vella A, et al. Targeting hepatic glucokinase to treat diabetes with TTP399, a hepatoselective glucokinase activator. Science translational medicine. 2019 Jan 16;11(475):eaau3441. 2: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8 Type 1 Diabetes – Phase 2, 3-month trial Type 2 Diabetes – Phase 2, 6-month trial Cadisegliatin 800 mg (n=56) Placebo (n=49) Cadisegliatin 400 mg (n=50) Cadisegliatin 800 mg (n=42) Placebo (n=48) Sitagliptin (n=49) Treatment Emergent and Serious Adverse Events1,2 Subjects with ≥1 TEAE (%) 36 (64) 32 (65) 26 (52) 21 (50) 29 (60) 30 (61) Subjects with ≥1 related TEAE (%) 3 5 3 (6) 8 (19) 4 (8) 8 (16) SAEs 1 1 0 0 0 0 Subjects with ALT, AST, ALP > 1.5 UNL and/or bilirubin >2 ULN (%) 2 (4) 1 (2) 1(2) 0 0 0 Subjects with AST or ALT >3 ULN and bilirubin >1.5 ULN 0 0 0 0 0 0 DKA Events 0 0 N/A Subjects with ≥ 1 BOHB > 1mmol/l 1 (2) 3 (5)

18 Cadisegliatin Did Not Adversely Impact Lipids, Cholesterol or Liver Enzymes1 Phase 2 trial, 6-months 1: Vella A, et al. Targeting hepatic glucokinase to treat diabetes with TTP399, a hepatoselective glucokinase activator. Science translational medicine. 2019 Jan 16;11(475):eaau3441 Fasting Lipid Changes from Baseline in Type 2 Diabetes Patients1 Cadisegliatin 400 mg (n=50) Cadisegliatin 800 mg (n=42) Sitagliptin (n=49) Triglycerides (mg/dl) +1.5 -13.3 -27.4 LDL-Cholesterol (mg/dl) +7.9 +2.9 -2.0 HDL-Cholesterol (mg/dl) -0.4 +3.2* +0.9 *P < 0.05

19 CATT1 Study Target Enrollment: 150 subjects at ~20 US sites Cadisegliatin CATT1 Study – Informed by FDA Advice and Published Guidance for Endpoint Selection, Exposure and Population Criteria CATT1 (TTP399-302) is the first Phase 3 trial to assess the efficacy of cadisegliatin in patients utilizing continuous glucose monitoring (CGM) Primary endpoint Incidence of Level 2 or Level 3 hypoglycemic events Key secondary endpoint Change in Hemoglobin A1C Screen & Lead-in Randomization R Primary endpoint: Hypoglycemia @ 26 weeks TTP399: 800mg QD TTP399: 800mg BID Insulin Alone 26 weeks8-12 weeks Working to resolve an FDA clinical hold following discovery of a chromatographic signal in human ADME study

20 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 Issued Pending Strong IP Protection for Cadisegliatin in T1D and T2D through 2041 Exclusivity Period* * Dates are provided for informational purposes only; actual results may differ from expectations. Issued in US, Pending in >90% of Worldwide Pharma Markets Granted in 8 European Countries, Japan, Canada and Australia Pending in US, China and Hong Kong Cadisegliatin Formulation: Spray-Dried or Wet Granulation (Estimated Expiration 2-28-2034) Combo: Cadisegliatin & Insulin for Type 1 Diabetes (Expires 6-19-2039) Polymorphs of Cadisegliatin (Estimated Expiration 6-07-2041) Oxidized Forms of Cadisegliatin (Estimated Expiration 2-12-2041) Salts & Co-Crystals of Cadisegliatin (Estimated Expiration 6-07-2041) Combo: Cadisegliatin & Metformin (Expires 07-20-2032) Cadisegliatin & GLP-1 Analog for Type 2 Diabetes (Expires 05-15-2033) Proposed Product Type 2 Diabetes

21 Small Molecule Portfolio

22 Product Indication Pre-clinical Phase I Phase II Phase III Partners + Rights PDE4 Inhibitor HPP737 Psoriasis COPD Atopic Dermatitis RAGE Antagonist Azeliragon Glioblastoma Pancreatic Cancer Breast Cancer Pneumonia Oral GLP-1R Agonist TTP273 Type 2 Diabetes Nrf2/Bach1 Modulator HPP971 /HPP3033 Oxidative Inflammatory Indications Broader Portfolio Continues to Offer Additional Upside and Shareholder Value Pipeline candidates are under investigation and the safety and efficacy has not been established. There is no guarantee that these products will receive health authority approval or become commercially available for the use(s) being investigated Additional Programs With Global Rights China Global Partnered Programs With Global Rights

23 Cadisegliatin (TTP399) GK Activator HPP737 PDE4 Inhibitor Azeliragon RAGE Antagonist Type 2 Diabetes Phase 2 initiation 2025 Middle East Psoriasis*, COPD, Atopic Dermatitis Ongoing Phase 2 and Phase 3* trials China Pneumonia**, Glioblastoma, Breast Cancer, Pancreatic Cancer Ongoing Phase 2 and Phase 3** trials US Certain countries in the Middle East, Africa, and Central Asia China Global Royalties in high single digits Over $100 M potential value Potential for 20 - 40% of economics from commercialization or acquisition Partnerships Provide Potential Independent Revenue Streams

24 HPP737: Oral, Novel, Potent and Selective PDE4 Inhibitor 1. Internal Study Report provided by Newsoara – data on file; 2: vTv Internal Studies - Data on File; 3. Internal Studies – Data on File Phase 3 in psoriasis in China completed with once daily dosing 1 Ongoing long-term open label extension study in psoriasis (week 16-52) 1 Preclinical potency on par with or superior to competitor PDE4 inhibitors (e.g., OTEZLA, Amgen®)2 Did not cross the blood-brain barrier in preclinical studies2 No significant GI intolerance (nausea, vomiting, diarrhea)3 No need for titration3 Additional $20 M upfront Up to $41 M in development milestones Up to $35 M in sales-related milestones Royalties in the mid to upper single digits based on sales Global license effective upon payment of the $20M upfront fee Clinically Advanced Differentiated Profile Potential Newsoara Global Partnership

25 Azeliragon: Novel, Oral Full Spectrum RAGE Antagonist Cantex has an exclusive global license to develop and commercialize azeliragon 1: https://cantex.com/pipeline/ 2: https://cantex.com/2024/12/09/cantex-pharmaceuticals-receives-fda-orphan-drug-designation-for-azeliragon-for-the-treatment-of-brain-metastasis-from-breast- cancer/; 3: Cantex Corporate Presentation August 2024 Several ongoing US Phase 2 trials for the treatment of various cancer indications1 Three FDA Orphan Drug Designations: glioblastoma, pancreatic cancer and brain metastasis from breast cancer2 US Phase 3 trial in hospitalized patients with pneumonia to prevent acute kidney injury1 Well-tolerated safety profile in more than 2000 individuals dosed for periods up to 18 months3 Once daily dosing3 Clinical data showed inhibition of mechanisms that stimulate cancer growth3 With potential for 20-40% economics from acquisition or commercialization Exclusive worldwide license for all indications except for diabetes, psoriasis and Alzheimer’s disease Mid- to Late-Stage Trials Characterized Clinical Profile Cantex Global License

26 TTP273 Oral GLP-1 agonist HPP971 /HPP3033 Nrf2/Bach1 Modulator Obesity Phase 2 ready Oxidative inflammation Phase 1 assets Negligible observed GI side effects1 Franchise opportunity Potential for improved tolerability, convenience and accessibility vs. current standards of care1 Diverse compounds with proof-of-concept efficacy data in multiple animal models2 Expansion opportunities in weight management, T2D and beyond Broad application Additional Programs: Differentiation in Large Market Opportunities 1: Internal Studies – Data on File 2: internal Studies – Data on File

27 TTP273: Oral Small Molecule GLP-1 Receptor Agonist 1: https://www.niddk.nih.gov/health-information/health-statistics/overweight-obesity; 2: Blue Health Intelligence, Real World Trends in GLP-1 Treatment Persistence and Prescribing for Weight Management, May 2024; 3: Heather P. Whitley, Jennifer M. Trujillo, Joshua J. Neumiller; Clin DiabActivation of the GLP-1 receptor by a non-peptidic agonist. Nature 577etes 1 July 2023; 41 (3): 467–473; 4: Internal Studies – Data on File; 5: Zhao, P., Liang, YL., Belousoff, M.J. et al. , 432–436 (2020). https://doi.org/10.1038/s41586-019-1902-z Ph1 and Ph 2 efficacy and tolerability profile support use for obesity, weight loss and T2D Ideal for fixed dose combinations with oral agents Targets High Unmet Needs Negligible observed GI side effects Expansion Potential 42% of adults in the U.S. are obese1 GI side effects like nausea and vomiting compromise adherence and efficacy2 Current peptide standards of care are limited by high cost and low supply3 No nausea and vomiting with improved satiety, HbA1c and body weight4 No need for titration or administration with meals4 Binds to an allosteric site distinct from the peptide site5

28 HPP971 /HPP3033: Nrf2-Bach 1 Modulator Platform Potential to advance multiple distinct compounds targeting reduced oxidative stress and inflammation 1: Internal studies - data on file Multiple non-electrophilic small-molecule compounds with distinct profiles Opportunity to advance multiple molecules into different indications Completed 1 month toxicology studies Completed SAD and MAD studies No dose limiting toxicities1 Observed in disease relevant animal models1 related to: Liver disease (NASH) Kidney disease Autoimmune disease (MS, IBD) Reperfusion injury/hypertension Neurodegeneration (Parkinson’s disease, AD) Bone Loss (Periodontitis, Osteoarthritis) Ocular disease (Presbyopia) Franchise Opportunity Phase 1 Asset Preclinical Efficacy/ Proof Of Concept

29 Summary: Cadisegliatin has Potential to be First Oral Adjunct Therapy for T1D Novel oral liver selective glucokinase activator in development to reduce hypoglycemia and improve glycemic control vs. insulin alone 1: Akturk HK, et al., T1D Exchange Quality Improvement Collaborative; Factors Associated With Improved A1C Among Adults With Type 1 Diabetes in the United States. Clin Diabetes 2 January 2023; 41 (1): 76– 80. https://doi.org/10.2337/cd22-0067; 2: American Diabetes Association Standards of Care in Diabetes – 2023; 3: Internal studies – data on file; 4: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8 ~80% of 1.6M Americans living with T1D1 fail to achieve target blood glucose control with current SOC1 Hypoglycemia is often the major barrier to glycemic control2 Dosed in 500+ subjects to date3 Positive impact on hypoglycemia and HbA1c4 Phase 3 trial* initiated Q2 2024 FDA Breakthrough Designation *Working to resolve an FDA clinical hold on cadisegliatin program following discovery of a chromatographic signal in human ADME study Targets High Unmet Needs Derisked by Ph1 and Ph2 Data In Late-Stage Development

30 Nasdaq: VTVT Thank You